SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 26, 2010

AXCESS INTERNATIONAL INC.

(Exact name of registrant as specified in its charter)

Delaware	0-11933	85-0294536
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

16650 Westgrove Drive, Suite 600, Addison, Texas	75001
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (972) 407-6080

Former Address: 3208 Commander Drive, Carrollton, Texas	75006
(Former address of principal executive offices)	(Zip Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition

On February 26, 2010, Axcess International Inc. held its fourth quarter and fiscal year 2009 Earnings Conference Call.   The conference call discussed the Company’s results for its fiscal quarter and fiscal year ended December 31, 2009 and included, among other things, a discussion of the Earnings Release issued by Axcess on February 26, 2010. The press release is posted on the Company’s Web site (www.axcessinc.com) under the Investor heading and attached as Exhibit 99.1 to this Current Report.

(c)           Exhibits.

99.1	Press Release of Axcess announcing year end results.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AXCESS INTERNATIONAL, INC.
(Registrant)

March 1, 2010	/s/ ALLAN GRIEBENOW
(Date)	Allan Griebenow
President and Chief Executive Officer